UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 10, 2005


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                     0-26509                    65-0601272
(State or other jurisdiction     (Commission File            (I.R.S. Employer
     of incorporation)                Number)                Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 769-3749
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         DEPARTURE  OF DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     RESIGNATION OF CURRENT CFO

         On March 10, 2005, we announced that Robert Chmiel, our current Chief Financial Officer and principal financial and accounting officer, and a member of our Board of Directors, will resign from all of his positions with the company effective as of April 1, 2005.

     APPOINTMENT OF NEW CFO

         We also announced that Mark Oldham will be appointed, effective as of April 1, 2005, to replace Mr. Chmiel as a member of our Board of Directors and as our Chief Financial Officer and will serve as our principal financial and accounting officer.

         Mark Oldham (age 47) joins us from Oldham Financial, where he has provided assistance and advice in corporate finance and litigation support to closely-held businesses since 2003. Prior to consulting, Mr. Oldham served as a member of the Board of Directors and Chief Financial Officer of Pen Holdings, Ltd., a $200 million coal producer and land company with mining operations and holdings in Central Appalachia. As Chief Financial Officer, Mr. Oldham supervised the company's accounting and financial controls, treasury, investor relations, tax accounting and reporting, human resources, payroll, information systems, and risk management responsibilities. Mr. Oldham began his career with Pen Holdings in 1984 and prior to serving as Chief Financial Officer, served as Assistant Controller, Controller, and Vice President of the company. Mr. Oldham has a bachelor's degree in Business Administration with a major in accounting from Tennessee Technological University.

         Mr. Oldham did not have any material interest, direct or indirect, in any material transaction to which we were a party since January 1, 2004, or which is presently proposed.

         There are no understandings or arrangements between Mr. Oldham and any other person pursuant to which Mr. Oldham was selected as a director. The Board of Directors does not currently have any plans to appoint Mr. Oldham to any of its committees. Mr. Oldham does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Additionally, Mr. Oldham has never entered into a transaction with us, nor is there any proposed transaction between us and Mr. Oldham.

         A press release announcing Mr. Oldham's appointment is attached hereto as Exhibit 99.1.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 Press Release announcing the Appointment of Mark Oldham as Chief Financial Officer and Director, dated March 10, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATIONAL COAL CORP.



Date:    March 14, 2005          By:  /s/ Robert Chmiel
                                      --------------------------------
                                      Robert Chmiel
                                      Chief Financial Officer


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